                                                                    EXHIBIT 23.3

                                    [Letterhead]

                                                     June 18, 1999

RE: LA BRANCHE & CO., INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made part of this registration statement.

                                                  /s/ SUGARMAN & THROPE, P.C.

New York, New York
June 18, 1999